UNITED STATES BANKRUPTCY COURT
                        V O L U N T A R Y P E T I T I O N

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                For the           DISTRICT OF      COLORADO
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| IN RE (Name of debtor, if individual, Last, First, Middle)
| USMX, INC.

| NAME OF JOINT DEBTOR (Spouse)(Last, First, Middle)

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| ALL OTHER NAMES used by the debtor in the last 6 years
| (Include married, maiden, and trade names)
|
| ALL OTHER NAMES used by the debtor in the last 6 years
| (Include married, maiden, and trade names)
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| SOC.SEC./TAX I.D. NO. (If more than one, state all)
   84-1076625

| SOC.SEC./TAX I.D. NO. (If more than one, state all)

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| STREET ADDRESS OF DEBTOR (No & street, city, st. & zip code
| 1560 Broadway, Suite 880
| Denver, CO  80202

| STREET ADDRESS OF JOINT DEBTOR (No. & street, city, st. & zip code)|

| COUNTY OF RESIDENCE OR PRINCIPAL PLACE OF BUSINESS  Denver

| COUNTY OF RESIDENCE OR PRINCIPAL PLACE OF BUSINESS
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| MAILING ADDRESS OF DEBTOR (If different from street  address|

 MAILING ADDRESS OF JOINT DEBTOR (If different from street address)
  Same as Above
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| LOCATION OF  PRINCIPAL  ASSETS OF BUSINESS  DEBTOR
(If different from address listed above)
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                             VENUE (Check one box)

|  X  Debtor has been domiciled or has had a residence principal place
|     of business, or principal assets in this District for 180 days
|     immediately preceding the date of this petition or for a longer
|     part of such 180 days than in any other District.
|
|  __ There is a bankruptcy case concerning debtor's affiliate,
|     general partner, or partnership pending in this District.
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           | INFORMATION REGARDING DEBTOR (Check applicable boxes) |
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| TYPE OF DEBTOR
|     Individual                Corporation Publicly Held
|  __ Joint (Husband & Wife)  X Corporation Not Publicly Held
|  __ Partnership            __ Municipality
|  __ Other
| NATURE OF DEBT
|     Non-Business/Consumer   X Business - Complete A&B Below
|  A. TYPE OF BUSINESS (Check one)
|  __ Farming          __ Transportation  __ Commodity Broker
|  __ Professional      X Manufacturing/  __ Construction
|  __ Retail/Wholesale    Mining          __ Real Estate
|  __ Railroad         __ Stockbroker     __ Other Business
|  B. BRIEFLY DESCRIBE NATURE OF BUSINESS
|     Parent corporation of various mining entities
|
| CHAPTER OR SECTION OF BANKRUPTCY CODE UNDER WHICH THE PETITION
| IS FILED (Check one box)
|     Chapter 7    X Chapter 11   __ Chapter 13
|  __ Chapter 9   __ Chapter 12   __ Sec. 304 - Case Ancillary to
|                                               Foreign Processing
 | FILING FEE (Check one box)
|   X Filing fee attached
|  __ Filing fee to be paid in installments. (Applic. to individuals
|     only.) Must attach signed application for the court's consider-
|     ation certifying that the debtor is unable to pay fee except
|     in installments.  Rule 1006(b). See Official Form No. 3.
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| NAME AND ADDRESS OF LAW FIRM OR ATTORNEY
| LeBOEUF, LAMB, GREENE & MacRAE, L.L.P., 633 17th St., #2000
| Telephone No. (303) 291-2600            Denver, CO  80202
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| | NAME(S) OF ATTORNEY(S) DESIGNATED TO REPRESENT DEBTOR |
| | (Print or Type Names) |
| | Carl A. Eklund |
| ---------------------------------------------------------------------------
| | __ Debtor is not represented by an attorney |
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|  STATISTICAL/ADMINISTRATIVE INFO. (USC ss.604)  (Estimates only)
   (Check applicable boxes)|
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|__ Debtor  estimates that funds will be available for  distribution  to
    unsecured creditors|
| X Debtor  estimates that, after any exempt property is excluded and
    administrative expenses paid, there will be no funds available for distribution to unsecured creditors |
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| ESTIMATED NUMBER OF CREDITORS
|   1-15      16-49      X  50-99      100-199      200-299      1000-over
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| ESTIMATED ASSETS (In thousands of dollars)
| Under 50   50-99  100-499   500-999  1000-9999  X 10,000-99,000  100,000-over
|
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| ESTIMATED LIABILITIES (In thousands of dollars)
| Under 50  50-99  100-499  500-999  1000-9999   X 10,000-99,000   100,000-over
|
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| EST. NO. OF EMPLOYEES - CH 11 & 12 ONLY
|     0    X  1-19       20-99       100-499       1000-over
  ---     ---        ---         ---           ---
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| EST. NO. OF EQUITY SECURITY HOLDERS - CH. 11 & 12 ONLY
|     0    X  1-19       20-99       100-499       1000-over
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DN2 109457.1 89000 07174
1/22/98 12:10 pm


Name of Debtor USMX, Inc.

Case No. __________________________________________

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                                 FILING OF PLAN
For Chapter 9, 11, 12 and 13 cases only.  Check appropriate box.

___ A copy of debtors proposed plan dated X Debtor intends to file a plan within the time allowed by statute, is attached rule or order of the court
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PRIOR BANKRUPTCY CASE FILED WITHIN LAST 6 YEARS (If more than one, attach additional sheet)
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Location Where Filed                 Case Number         Date Filed

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PENDING BANKRUPTCY CASE FILED BY ANY SPOUSE,  PARTNER,  OR AFFILIATE OF
THE DEBTOR  (If more than one,  attach  additional  sheet)
Name of Debtor                       Case Number         Date

Relationship                         District            Judge

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                               REQUEST FOR RELIEF

Debtor requests relief in accordance with the chapter of title 11, United States Code specified in this petition
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                                   SIGNATURES
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ATTORNEY

X _________________________________________   _______________________________
  Signature                                                Date

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                           INDIVIDUAL JOINT DEBTOR(S)

  I declare under penalty of perjury that the information provided in this petition is true and correct

X _____________________________________________________________

  _________________________________
  Date

X _____________________________________________________________

  _________________________________
  Date
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                        CORPORATE OR PARTNERSHIP DEBTOR

I declare under penalty of perjury that the information provided in this petition is true and correctand that the filing of this petition on behalf of the debtor has been authorized

 X ____________________________________________________________
   Signature of Authorized Individual

  _____________________________________________________________
  Print or Type Name of Authorized Individual

  ______________________________________________________________
  Title of Individual Authorized by Debtor to File this Petition

  _________________________________
  Date
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EXHIBIT "A" (To be completed if debtor is a corporation, requesting relief under Chapter 11.)

______ Exhibit "A" is attached and made part of this petition
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TO BE COMPLETED BY INDIVIDUAL CHAPTER 7 DEBTOR WITH PRIMARILY CONSUMER DEBTS
(See P.L. 98-353 ss. 322)

  I am aware that I may proceed under chapter 7, 11, or 12, or 13 of title 11, United States Code, understand the relief available under such chapter, and choose to proceed under chapter 7 of such title

  If I am represented by an attorney Exhibit B has been completed

X ________________________________________    _______________________________
  Signature of Debtor                                     Date


X ________________________________________    _______________________________
 Signature of Joint Debtor                                 Date
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EXHIBIT "B" (To be completed by attorney for individual chapter 7 debtor(s)
with primarily consumer debts.)

I, the attorney for the debtor(s) named in the foregoing petition, declare that I have informed the debtor(s) that (he, she, or they) may proceed under chapter 7, 11, 12, or 13 of title 11, United States Code, and have explained the relief available under such chapter


X _______________________________________________   _________________________
  Signature of Attorney                                        Date
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